                                                                   Exhibit 10.24

                              DRUGSTORE.COM, INC.
                              -------------------

                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------


     This Series E Preferred Stock Purchase Agreement (this "Agreement") is made
                                                             ---------
as of June 17, 1999 by and among drugstore.com, inc., a Delaware corporation (the "Company"), and the investors listed on Schedule I attached hereto (each a
      -------
"Purchaser" and together the "Purchasers").
 ---------                    ----------

     The parties hereby agree as follows:

     1.  Purchase and Sale of Preferred Stock.
         ------------------------------------

         1.1  Sale and Issuance of Series E Preferred Stock.
              ---------------------------------------------

              (a) The Company shall adopt and file with the Secretary of
State of the State of Delaware on or before the Closing (as defined below) the Sixth Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the "Restated Certificate"); provided, that if any
          ---------       --------------------    --------
additional series of Preferred Stock is authorized or issued after the date of this Agreement (after receiving requisite Company Stockholder approval, including the approval of the Purchasers to the extent such approval would be required for such an issuance if it occurred after the Closing) and prior to the Closing, the Restated Certificate shall include the terms thereof.

              (b) Subject to the terms and conditions of this Agreement, each of the Purchasers agrees to purchase and the Company agrees to sell and issue to such Purchaser that number of shares of Series E Preferred Stock, par value $0.001, of the Company, listed opposite such Purchaser's name on Schedule I in consideration of the payment by each Purchaser of the amount of cash consideration listed opposite such Purchaser's name and the execution and delivery by each Purchaser of the Transaction Agreements (as defined below) to which such Purchaser is a party (collectively, the "Consideration"). The shares of Series E Preferred Stock issued to the Purchasers pursuant to this Agreement are hereinafter referred to as the "Series E Preferred Shares."
                                    -------------------------

              (c) The Series E Preferred Shares shall have the rights, privileges, preferences and restrictions as set forth in the Restated Certificate.

              (d) The parties hereto acknowledge that the Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 (the "Registration Statement") in connection with the initial public
                  ----------------------
offering (the "IPO") of the Company's Common Stock.  The parties hereto agree
               ---
that if the IPO shall have been consummated prior to the Closing, each Purchaser shall receive, in exchange for the Consideration, such number of shares of Common Stock issuable upon conversion of the number of Series E Preferred Shares listed opposite such Purchaser's name on Schedule I in accordance with the terms of the Series E Preferred Stock set forth in the Restated Certificate. The term "Stock" shall mean either the shares of Common Stock or the Series E Preferred
 -----
Shares issued under this Agreement, as the case may be. The parties hereto further agree that, for purposes of the representations, warranties, covenants, agreements, conditions and other provisions contained in this Agreement, if the IPO shall have been consummated prior to the Closing, such representations, warranties, covenants, agreements and conditions shall be deemed to have been amended to give effect to the consummation of the IPO and the conversion of the Series E Preferred Stock into Common Stock and the related change in capitalization of the Company.

         1.2  Closing; Delivery.
              -----------------

              (a) The purchase and sale of the Stock shall take place at the offices of Cravath, Swaine & Moore no later than 5 business days after the satisfaction or (subject to applicable law) waiver of the conditions set forth in Sections 4 and 5 (excluding conditions that, by their terms, cannot be satisfied until the Closing) (which time and place are designated as the "Closing").
 -------

              (b) At the Closing, the Company shall deliver to each Purchaser a certificate or certificates for the number of shares of the Stock to be purchased by such Purchaser pursuant to this Agreement against delivery of the Consideration therefor (in the case of cash consideration, by wire transfer of immediately available funds to the Company's bank account).

     2.  Representations and Warranties of the Company.  The Company hereby
         ---------------------------------------------
represents and warrants to each Purchaser that, subject to Section 1.1(d):

         2.1  Capitalization.
              --------------

              (a) Upon the filing of the Restated Certificate, the authorized capital of the Company will consist of 50,000,000 shares of Preferred Stock, 100,000,000 shares of Serial Preferred Stock and 250,000,000 shares of Common Stock.

              (b) As of the date of this Agreement, (i) 10,000,000 of the shares of Preferred Stock have been designated Series A Preferred Stock, all of which are issued and outstanding, (ii) 5,500,000 of the shares of Preferred Stock have been designated Series B Preferred Stock, 5,446,268 of which are issued and outstanding, (iii) 5,000,000 of the shares of Preferred Stock have been designated Series C Preferred Stock, of which 4,472,844 are issued and outstanding and (iv) 2,300,000 of the shares of Preferred Stock have been designated Series D Preferred Stock, none of which (other than 2,266,289 shares which may be issued in exchange for notes issued pursuant to the Series D Preferred Stock and Convertible Note Purchase Agreement dated as of May 18, 1999 between the Company and the investors party thereto) are issued and outstanding. All of the outstanding shares of Preferred Stock have been, and when issued and paid for in accordance with the terms of this Agreement the Series E Preferred Shares will be, duly authorized, fully paid and are nonassessable, issued in compliance with all applicable federal and state securities laws (in the case of the issuance of the Series E Preferred Shares, based in part upon the representations of the Purchasers in Sections 3.4, 3.5, 3.6, 3.7, 3.8 and 3.9), and convertible into Common Stock on a one-for-one basis.

              (c) As of the date of this Agreement, no shares of Serial Preferred Stock are issued and outstanding.

              (d) As of the date of this Agreement, 2,323,000 shares of Common Stock are issued and outstanding and 4,235,000 shares of Common Stock are reserved for issuance under the Company's 1998 Stock Plan (of which 8,000 shares have been issued pursuant to restricted stock agreements, 39,166 shares are issuable under outstanding options which are currently exercisable, 3,003,893 shares are issuable under other outstanding options which are not currently exercisable and 1,183,941 shares remain available for future grants). All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

              (e) Except for the conversion privileges of the Preferred Stock, and except as set forth in (i) the Fourth Amended and Restated Investors' Rights Agreement dated as of May 18, 1999 among the Company and the parties listed on Exhibit A thereto (the "Investors' Rights Agreement"), (ii) the letter agreement
                        ---------------------------
dated May 19, 1999 between the Company and Amazon.com, Inc., (iii) the warrant to purchase 10,000 shares of Common Stock issued on February 1, 1999, and (iv) the service agreement with David Hyde Pierce pursuant to which the Company has agreed to grant him a currently exercisable option to purchase 8,000 shares of Common Stock, as of the date of this Agreement there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, oral or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

              (f) The Stock shall constitute 33 1/3% of all shares of Common Stock outstanding as of the date of this Agreement, assuming (i) all shares of Preferred Stock outstanding as of the date of this Agreement have been converted into Common Stock, (ii) all warrants for Common Stock outstanding as of the date of this Agreement have been exercised for Common Stock, (iii) all options for Common Stock outstanding as of the date of this Agreement which are exercisable as of the date of this Agreement have been exercised for Common Stock and (iv) all other rights outstanding as of the date of this Agreement which are exercisable as of the date of this Agreement to acquire Common Stock or securities convertible into Common Stock have been exercised for or converted into Common Stock other than, in each case, the right of Amazon.com, Inc. to purchase Common Stock upon the consummation of the IPO pursuant to the letter agreement dated May 19, 1999.

              (g) As of the date of this Agreement, the Company's sole subsidiary is DS Pharmacy, Inc.

         2.2  Authorization.  All corporate action on the part of the Company,
              -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Addendum to the Investors' Rights Agreement dated as of June 17, 1999, among the Company, the Purchasers and the other parties listed on Exhibit A thereto (the "Addendum to Investors' Rights
                                          -----------------------------
Agreement"), the Third Amended and Restated Voting Agreement dated as of June
---------
17, 1999, among the Company, the Purchasers and the other parties listed on Exhibit A thereto, (the "Voting Agreement"), the Governance Agreement dated as of June 17,
                         ----------------
1999, between the Company and Rite Aid Corporation (the "Rite Aid
                                                         --------
Governance Agreement") and the Governance Agreement dated as of June 17, 1999,
--------------------
between the Company, General Nutrition Companies, Inc. and General Nutrition Investment Company (the "GNC Governance Agreement", and collectively with the
                         ------------------------
Addendum to Investors' Rights Agreement, the Voting Agreement, the Rite Aid Governance Agreement and this Agreement, the "Agreements" and, together with the
                                              ----------
Main Agreement dated as of June 17, 1999, between the Company and Rite Aid Corporation (the "Rite Aid Main Agreement"), the Pharmacy Supply and Services
                  -----------------------
Agreement dated as of June 17, 1999, between the Company and Rite Aid Corporation (the "Pharmacy Supply and Services Agreement"), the PCS Provider
                  --------------------------------------
Agreement dated as of June 17, 1999, between the Company and PCS Health Systems, Inc., the Eagle Provider Agreement dated as of June 17, 1999, between the Company and Eagle Managed Care, the Addendum to the Provider Agreements among the Company, Rite Aid Corporation, PCS Health Systems, Inc. and Eagle Managed Care, the Main Agreement dated as of June 17, 1999, between the Company and General Nutrition Companies, Inc. (the "GNC Main Agreement"), and the
                                        ------------------
Consignment Agreement dated as of June 17, 1999, between the Company and General Nutrition Sales Corporation, the "Transaction Agreements"), the performance of
                                  ----------------------
all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Stock has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

         2.3  Valid Issuance of Stock.  The Stock that will be issued to the
              -----------------------
Purchaser at Closing will have been duly and validly reserved for issuance and, when issued and delivered in accordance with the terms hereof, will be duly and validly issued and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Main Agreement, the Rite Aid Governance Agreement, the GNC Governance Agreement, the Addendum to Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series E Preferred Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Governance Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

         2.4  Litigation.  There is no action, suit, proceeding or investigation
              ----------
pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of the Transaction Agreements or the right of the Company or any of its subsidiaries, as applicable, to enter into them, or to consummate the transactions contemplated hereby or thereby nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that challenges the validity of the Transaction Agreements or the right of the Company or any of its subsidiaries, as applicable, to enter into them, or to consummate the transactions contemplated thereby.

         2.5  Liabilities. The Company and its subsidiaries, on a consolidated
              -----------
basis, have no material liabilities and, to the best of the Company's knowledge, there are no material contingent liabilities, required by generally accepted accounting principles to be disclosed on a balance sheet but which are not disclosed on the Company's audited balance sheet as of December 31, 1998 and/or on the Company's unaudited balance sheet as of March 31, 1999, except liabilities incurred in the ordinary course of business subsequent to March 31, 1999 that would not have a material adverse effect on the properties, assets, financial condition or results of operations of the Company and its subsidiaries on a consolidated basis.

         2.6  Compliance with Other Instruments.  The execution, delivery and
              ---------------------------------
performance of the Agreements and the consummation of the transactions contemplated thereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the Restated Certificate or the bylaws of the Company or any instrument, judgment, order, writ, decree or contract to which the Company or any of its subsidiaries is a party or by which it is bound, or any provision of any federal or state statute, rule or regulation applicable to the Company or any of its subsidiaries, the effect of which would have a material adverse effect on the ability of the Company and its subsidiaries to perform their respective obligations under the Agreements or result in the creation of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries.

         2.7  Investor Agreements.  The Company has filed with the SEC or
              -------------------
listed on the Schedule of Exceptions (and, in the case of agreements listed on the Schedule of Exceptions, provided the Purchasers with copies of) all agreements in existence as of the date of this Agreement that define or affect the rights of security holders of the Company in their capacity as security holders including, but not limited to, such security holders' voting rights, registration rights or standstill rights or obligations.

     3.  Representations and Warranties of the Purchasers.  Each Purchaser
         ------------------------------------------------
hereby represents and warrants to the Company that:

         3.1  Authorization.  All corporate action on the part of the
              -------------
Purchaser, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Agreements, the performance of all obligations of the Purchaser thereunder has been taken or will be taken prior to the Closing, and the Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser will constitute valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

         3.2  Litigation.  There is no action, suit, proceeding or investigation
              ----------
pending or, to the Purchaser's knowledge, currently threatened against the Purchaser or any of its subsidiaries that questions the validity of the Transaction Agreements or the right of the Purchaser or any of its subsidiaries, as applicable, to enter into them, or to consummate the transactions contemplated hereby or thereby nor is the Purchaser aware that there is any basis for the foregoing. Neither the Purchaser nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that challenges the validity of the Transaction Agreements or the right of the Purchaser or any of its subsidiaries, as applicable, to enter into them, or to consummate the transactions contemplated hereby or thereby.

         3.3  Compliance with Other Instruments. The execution, delivery and
              ---------------------------------
performance of the Agreements and the consummation of the transactions contemplated thereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the certificate of incorporation or bylaws or any instrument, judgment, order, writ, decree or contract to which the Purchaser or any of its subsidiaries is a party or by which it is bound, or any provision of any federal or state statute, rule or regulation applicable to the Purchaser or any of its subsidiaries, the effect of which would have a material adverse effect on the ability of the Purchaser and its subsidiaries to perform their respective obligations under the Agreements or result in the creation of any lien, charge or encumbrance upon any assets of the Purchaser or any of its subsidiaries.

         3.4  Purchase Entirely for Own Account.  This Agreement is made with
              ---------------------------------
the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or public distribution of any part thereof in violation of any requirements of the Securities Act or applicable state securities laws, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Stock.

         3.5  Disclosure of Information.  The Purchaser (i) has had an
              -------------------------
opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management, (ii) has had an opportunity to review the Company's facilities and
(iii) has reviewed the Registration Statement. The Purchaser understands that such discussions and reviews, as well as any written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business that it believes to be material.

         3.6  Restricted Securities.  The Purchaser understands that the Stock
              ---------------------
has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Stock are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Stock for resale except as set forth in the Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company that are outside of the Purchaser's control, and which the Company is under no obligation, and may not be able, to satisfy.

         3.7  No Public Market.  The Purchaser understands that no public market
              ----------------
now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Stock.

         3.8  Legends.  The Purchaser understands that the Stock, and any
              -------
securities issued in respect thereof, may bear one or all of the following legends:

              (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

              (b) Any legend set forth in the other Agreements.

              (c) Any legend required by the "Blue Sky" laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

         3.9  Accredited Investor.  The Purchaser is an accredited investor as
              -------------------
defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

     4.  Conditions of the Purchasers' Obligations at Closing.  The obligations
         ----------------------------------------------------
of the Purchasers to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

         4.1  Representations and Warranties.  The representations and
              ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except to the extent such representations and warranties speak as of the date of this Agreement, in which case they shall be true and correct in all material respects on and as of the date of this Agreement).

         4.2  Performance.  The Company shall have performed and complied with
              -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and the Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements.

         4.3  Reservation of Conversion Shares.  The Stock issuable pursuant to
              --------------------------------
this Agreement and, if Series E Preferred Shares are to be issued pursuant to this Agreement, the Common Stock issuable upon conversion of the Series E Preferred Shares shall have been duly authorized and reserved for issuance at the Closing or upon conversion, respectively.

         4.4  Compliance Certificate.  The President of the Company shall
              ----------------------
deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

         4.5  Qualifications.  All authorizations, approvals or permits, if any,
              --------------
of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing including, without limitation, the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act").
                                          -------

         4.6  Opinion of Company Counsel.  The Purchasers at the Closing shall
              --------------------------
have received from Cravath, Swaine & Moore, counsel for the Company, an opinion dated as of the Closing in substantially the form of Exhibit B.
                                                     ---------

         4.7  The Agreements.  The Company, each Purchaser and the other parties
              --------------
thereto shall have executed and delivered each of the Transaction Agreements to which they are a party.

         4.8  Restated Certificate.  The Company shall have filed the Restated
              --------------------
Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

     5.  Conditions of the Company's Obligations at Closing.  The obligations of
         --------------------------------------------------
the Company to the Purchasers under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

         5.1  Representations and Warranties.  The representations and
              ------------------------------
warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except to the extent such representations and warranties speak as of the date of this Agreement, in which case they shall be true and correct in all material respects on and as of the date of this Agreement).

         5.2  Performance.  All covenants, agreements and conditions contained
              -----------
in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

         5.3  Compliance Certificate.  A senior executive officer of each of the
              ----------------------
Purchasers shall deliver to the Company at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

         5.4  Qualifications.  All authorizations, approvals or permits, if any,
              --------------
of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing including, without limitation, the expiration or termination of all waiting periods under the HSR Act.

         5.5  The Agreements.  The Company, each Purchaser and the other parties
              --------------
thereto shall have executed and delivered each of the Transaction Agreements to which they are a party.

         5.6  Restated Certificate.  The Company shall have filed the Restated
              --------------------
Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

     6.  Covenant.
         --------

         6.1  HSR Act Filings.  As soon as practicable after the execution of
              ---------------
this Agreement, the Company and each Purchaser will separately file with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission pursuant to the HSR Act all requisite documents and notifications in order to provide for the issuance and sale of the Stock pursuant to this Agreement. The parties will cooperate and coordinate with one another in exchanging information and providing reasonable assistance as the other party may request in connection with the foregoing.

         6.2  Execution of the Transaction Agreements.  Each of the Purchasers
              ---------------------------------------
and the Company shall execute and deliver each Transaction Agreement (other than any Transaction Agreement executed and delivered prior to the Closing) at the Closing promptly upon the satisfaction or (subject to applicable law) waiver of the conditions set forth in Sections 4 and 5 (excluding the conditions set forth in Sections 4.7 and 5.5).

     7.  Miscellaneous.
         -------------

         7.1  Survival of Warranties.  The warranties and representations of the
              ----------------------
Company or the Purchasers contained in or made pursuant to Sections 2.1, 2.2, 2.3, 2.5, 2.6, 3.1 and 3.3 of this Agreement shall survive the closing of the transactions contemplated hereby and any investigation made by the Company or the Purchasers (including, without limitation, any investigation described in Section 3.5) but shall terminate on the earlier of (i) the consummation of the IPO and (ii) the tenth business day after the delivery by the Company to the Purchasers of the Company's audited balance sheet as of December 31, 1999 and audited statements of income and cash flows for the twelve months ended December 31, 1999. The warranties and representations of the Company contained in or made pursuant to Section 2.7 of this Agreement shall survive the closing of the transactions contemplated hereby and any investigation made by the Purchasers (including, without limitation, any investigation described in Section 3.5) but shall terminate on the earlier of (i) the consummation of the IPO and (ii) December 31, 1999. The warranties and representations of the Company or the Purchasers contained in or made pursuant to Sections 2.4 and 3.2 of this Agreement shall survive any investigation made by the Company or the Purchasers (including, without limitation, any investigation described in Section 3.5) but shall terminate on the Closing.

         7.2  Transfer; No Third Party Beneficiaries.  This Agreement and each
              --------------------------------------
party's rights and obligations hereunder shall not be assigned without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

         7.3  Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

         7.4  Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         7.5  Titles and Subtitles.  The titles and subtitles used in this
              --------------------
Agreement are used for convenience
only and are not to be considered in construing or interpreting this Agreement.

         7.6  Notices.  Any notice required or permitted by this Agreement
              -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Company, with a copy to the General Counsel of the Company at the address of the Company set forth below and, if to Rite Aid Corporation, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY 10022-3897, Attention: Nancy Lieberman (telephone no: (212) 735-3000; telecopy no: (212) 735-2000), and if to General Nutrition Companies, Inc., with a copy to its General Counsel at its address set forth below.

         7.7  Finder's Fee.  Each party represents that it neither is nor will
              ------------
be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         7.8  Fees and Expenses.  Except as otherwise specifically provided
              -----------------
herein, the Company and the Purchasers shall pay their respective fees and other expenses in connection with the negotiation, execution, delivery and performance of the Agreements.

         7.9  Attorney's Fees.  If any action at law or in equity (including
              ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         7.10  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived only with the written
consent of the Company and each of the Purchasers. Any amendment or waiver effected in accordance with this Section 7.10 shall be binding upon each Purchaser and each transferee of the Stock, each future holder of all such Stock, and the Company.

         7.11  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

         7.12  Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

         7.13  Entire Agreement.  This Agreement, and the documents referred to
               ----------------
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

         7.14  Confidentiality.  Except as provided below, each party hereto
               ---------------
agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other party to which such party has been or shall become privy by reason of the

Agreements, discussions or negotiations relating to the Agreements, the performance of its obligations thereunder or the ownership of Stock purchased hereunder. The provisions of this Section 7.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated by the Agreements. Notwithstanding the foregoing, nothing herein shall prevent any party from disclosing (i) such information which has been publicly disclosed,
(ii) such information which becomes available to the party on a non-confidential basis from a source other than the other party hereto, provided that such source is not bound by a confidentiality agreement with such other party, (iii) information required to be disclosed pursuant to subpoena or other court process or otherwise required to be disclosed by law or the regulations of any securities exchange (provided that, to the extent practicable, advance notice is
                     --------
given to the party whose confidential information is to be disclosed so that such party can attempt to obtain a protective order) and (iv) such information which was known to the party prior to its first receipt from the other party.

         7.15  Publicity.  After the execution of this Agreement, any of the
               ---------
parties may issue a press release disclosing that the Purchasers have agreed to invest in the Company and the terms of the future relationship between the parties in a form approved by the other party, which approval will not be unreasonably withheld, conditioned or delayed. In addition, any party may disclose such information regarding the Purchasers' investment and the relationship between the parties as required by law or the regulations of any securities exchange.

         7.16  Termination.  This Agreement may be terminated and the
               -----------
transactions contemplated hereby may be abandoned at any time prior to the
Closing:

               (i) at any time by mutual written consent of the Company and each of the Purchasers; or

              (ii) by any party hereto if the Closing does not occur on or prior to October 31, 1999; (provided, that if on October 31, 1999 any
                                     --------
         authorization, approval or permit of any governmental authority or regulatory body of the United States or of any state that is required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement has not been obtained, then no party shall be entitled to terminate this Agreement pursuant to this clause (ii) until December 15, 1999 and then only if the Closing has not occurred on or prior to such date).

Upon any such termination, this Agreement shall become void and of no further effect, except for Sections 7.7, 7.8, 7.9, 7.14 and this Section 7.16 which shall survive such termination.

         7.17  GNC.  Rite Aid Corporation ("Rite Aid") acknowledges that it was
               ---                          --------
contractually committed to a certain commercial arrangement with General Nutrition Companies, Inc. ("GNC") prior to negotiation of this Agreement. As
                            ---
consideration for GNC's termination of that arrangement, Rite Aid requested that the Company sell Series E Preferred Shares to GNC as set forth in this Agreement.

         7.18  Series E Preferred Shares.  The Series E Preferred Shares issued
               -------------------------
pursuant to this Agreement are fully vested, nonrefundable and non-forfeitable in the event of a default under any of the Transaction Documents.


                            [Signature Pages Follow]

     The parties have executed this Series E Preferred Stock Purchase Agreement as of the date first written above.

                                        COMPANY:

                                        DRUGSTORE.COM, INC.

                                        By: /s/ Peter M. Neupert

                                        Name:   Peter M. Neupert
                                        Title:  President and CEO

                                        Address: 13920 SE Eastgate
                                                 Way, Suite 300
                                                 Bellevue, WA  98005


                                        PURCHASERS:

                                        RITE AID CORPORATION

                                        By: /s/ Elliot S. Gerson

                                        Name:  Elliot S. Gerson
                                        Title: Executive V.P.

                                        Address: 30 Hunter Lane
                                                 Camp Hill, PA 17011

                                        GENERAL NUTRITION COMPANIES, INC.

                                        By: /s/ James M. Sander

                                        Name:  James M. Sander
                                        Title: Vice President

                                        Address: 300 Sixth Avenue
                                                 Pittsburgh, PA 15222

                   Signature Page to the Series E Preferred
                           Stock Purchase Agreement

                                        GENERAL NUTRITION INVESTMENT COMPANY

                                        By:  /s/ James M. Sander
                                            --------------------------------
                                        Name:  James M. Sander
                                        Title:  Vice President

                                        Address:  300 Sixth Avenue
                                                  Pittsburgh, PA 15222


                   Signature Page to the Series E Preferred
                           Stock Purchase Agreement

                                   SCHEDULE I
                                   ----------


Purchaser                        Number of Shares  Cash Consideration
---------                        ----------------  ------------------

Rite Aid Corporation                    9,334,746      $ 7,599,976.00
General Nutrition Companies,            2,947,853      $ 2,400,024.00
Inc., through its wholly               ==========      ==============
owned subsidiary General
Nutrition Investment Company
                                       12,282,599      $10,000,000.00